                                                  (RIVERSOURCE INVESTMENTS LOGO)

                   PROSPECTUS SUPPLEMENT DATED AUGUST 8, 2008

RIVERSOURCE LIMITED DURATION BOND FUND -- PROSPECTUS SEPT. 28, 2007 S-6265-99 G (9/07)

Effective Aug. 1, 2008, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), will not exceed 0.89% for Class A,1.65% for Class B, 1.64% for Class C, 0.53% for Class I, 0.77% for Class R4 and 0.98% for Class W.

--------------------------------------------------------------------------------
S-6265-3 A (8/08)

                                                  (RIVERSOURCE INVESTMENTS LOGO)

                   PROSPECTUS SUPPLEMENT DATED AUGUST 8, 2008

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- PROSPECTUS SEPT. 28, 2007 S-6280-99 F (9/07)

Effective Aug. 1, 2008, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), will not exceed 0.85% for Class A, 1.61% for Class B, 1.60% for Class C, 0.51% for Class I, 0.73% for Class R4 and 0.96% for Class W.

--------------------------------------------------------------------------------
S-6280-2 A (8/08)